SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             Form 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) December 30, 1996


                GE CAPITAL MORTGAGE SERVICES, INC.
          (as Seller and Servicer under the Pooling and
        Servicing Agreement, dated as of December 1, 1996,
         providing for the issuance of REMIC Multi-Class
            Pass-Through Certificates, Series 1996-17)



                GE Capital Mortgage Services, Inc.
      (Exact name of registrant as specified in its charter)

         New Jersey             33-5042         21-0627285
----------------------------  ------------  -------------------
(State or other jurisdiction  (Commission    (I.R.S. Employer
    of incorporation)         File Number)  Identification No.)




                      Three Executive Campus
                  Cherry Hill, New Jersey 08002
        (Address of Principal Executive Office) (Zip Code)




 Registrant's telephone number, including area code (609) 661-6100

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

General.
On December 30, 1996 GE Capital Mortgage Services, Inc., ("GECMSI") offered to investors certain classes of its REMIC Multi-Class Pass-Through Certificates, Series 1996-17 (the "Certificates"), consisting of two groups of Certificates (the "Pool 1 Certificates" and the "Pool 2 Certificates"), each evidencing beneficial ownership interests in a single trust fund (the "Trust Fund"). The assets of the Trust Fund consist primarily of two pools ("Pool 1" and "Pool 2", respectively, and each a "Mortgage Pool") of conventional, one- to four-family residential loans (the "Mortgage Loans"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated October 28, 1996 as supplemented by the Prospectus Supplement dated December 19, 1996.

Pool 1

The original principal balance of each Class of the Pool 1
Certificates is as follows:

 Class 1-A1                         $61,260,000.00
 Class 1-A2                         $25,131,000.00
 Class 1-A3                         $41,130,000.00
 Class 1-A4                                  (1)
 Class 1-A5                          $7,290,000.00
 Class 1-A6                         $16,400,000.00
 Class 1-A7                         $18,000,000.00
 Class 1-A8                         $10,525,000.00
 Class 1-A9                         $10,000,000.00
 Class 1-M                           $3,004,000.00
 Class 1-B1                          $3,004,000.00
 Class 1-B2                          $2,203,000.00
 Class 1-B3                            $901,000.00
 Class 1-B4                            $600,000.00
 Class 1-B5                            $801,928.85
 Class R                                   $100.00
 Class RL                                  $100.00
 Class 1-S                                   (2)
                           ========================
            Total :                $200,250,128.85
                           ========================

(1) The Class 1-A4 Certificates are interest-only certificates having initial Notional Principal Balances of $41,130,000.00.

(2) The Class 1-S Certificates are issued with an initial
Notional Principal Balance of $200,250,128.85 and shall bear interest at the rate described in the Prospectus Supplement.

The initial Pool 1 Junior Percentage and Pool 1 Senior Percentage are approximately 5.25% and 94.75%, respectively. The initial Pool 1 Group I Senior Percentage and Pool 1 Group II Senior Percentage are approximately 84.50% and 10.25%, respectively. The "Pool 1 Bankruptcy Loss Amount," the "Pool 1 Fraud Loss Amount" and the "Pool 1 Special Hazard Loss Amount" as of the initial issuance of the Certificates are 0.05% ($100,000), 2.00% ($4,005,003) and 1.00% ($2,002,501), respectively, of the aggregate Scheduled Principal Balances of the Pool 1 Mortgage Loans as of December 1, 1996 (the "Cut-off Date").






Pool 2

The original principal balance of each Class of the Pool 2
Certificates is as follows:

 Class 2-A1                           $11,897,000.00
 Class 2-A2                           $29,793,000.00
 Class 2-A3                           $28,633,000.00
 Class 2-A4                           $22,054,000.00
 Class 2-A5                            $7,525,000.00
 Class 2-PO                              $189,411.81
 Class 2-M                             $1,560,000.00
 Class 2-B1                              $780,000.00
 Class 2-B2                              $624,000.00
 Class 2-B3                              $312,000.00
 Class 2-B4                              $156,000.00
 Class 2-B5                              $468,164.35
 Class 2-S                                     (1)

                                 =======================
                     Total :         $103,991,576.16
                                 =======================

(1) The Class 2-S Certificates are issued with an initial
Notional Principal Balance of $97,916,901.36 and shall bear interest at the rate described in the Prospectus Supplement.


The initial Pool 2 Junior Percentage and Pool 2 Senior Percentage are approximately 3.76% and 96.24%, respectively. The initial Pool 2 Group I Senior Percentage and Pool 2 Group II Senior Percentage are approximately 88.99% and 7.25%, respectively. The "Pool 2 Bankruptcy Loss Amount," the "Pool 2 Fraud Loss Amount" and the "Pool 2 Special Hazard Loss Amount" as of the initial issuance of the Certificates are 0.10% ($100,000), 1.00% ($1,039,916) and 1.90% ($1,976,649), respectively, of the aggregate Scheduled Principal Balances of the Pool 2 Mortgage Loans as of the Cut-off Date.




Description of the Mortgage Pools and the Mortgaged Properties


Pool 1

Pool 1 consists primarily of fixed-rate, fully-amortizing conventional Mortgage Loans (the "Pool 1 Mortgage Loans") evidenced by Mortgage Notes which have original maturities of 20 to 30 years and an aggregate outstanding Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $200,250,128.85.


The interest rates (the "Mortgage Rates") borne by the 695 Pool 1 Mortgage Loans conveyed by GECMSI range from 8.0000% to 9.3750% and the weighted average Mortgage Rate as of the Cut-off Date is 8.4016% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance of all Pool 1 Mortgage Loans as of the Cut-off Date). At origination, the principal balances of the Pool 1 Mortgage Loans ranged from $143,100.00 to $650,000.00 and, as of the Cut-off Date, the average outstanding Scheduled Principal Balance of the Pool 1 Mortgage Loans is $288,129.68 after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Pool 1 Mortgage Loan is April 1990, and the latest scheduled maturity date of any such Mortgage Loan is December 2026. The weighted average Loan-to-Original Value ratio of the Pool 1 Mortgage Loans is 80.4528%.

The Pool 1 Mortgage Loans have the following characteristics as of the Cut-off Date.

(a) The following table sets forth information, as of the Cut-off
Date, with respect to the Mortgage Rates borne by the Pool 1
Mortgage Loans:

------------ -------------- --------------------- -----------------------
  MORTGAGE      # OF LOANS    AGGREGATE BALANCES    % OF POOL BY
    RATES                     AS OF CUT-OFF DATE    AGGREGATE BALANCE
------------ -------------- --------------------- -----------------------

   8.0000%          92          $26,546,940.13       13.2569%
   8.1250%          86          $25,614,606.47       12.7913%
   8.2500%         112          $32,107,767.06       16.0338%
   8.3750%         101          $28,380,283.48       14.1724%
   8.5000%         113          $31,682,481.75       15.8216%
   8.6250%          69          $20,782,173.96       10.3781%
   8.7500%          60          $17,604,157.55        8.7911%
   8.8750%          39          $11,174,152.53        5.5801%
   9.0000%          16           $4,489,102.51        2.2417%
   9.1250%           4           $1,000,505.79        0.4996%
   9.2500%           2             $597,761.01        0.2985%
   9.3750%           1             $270,196.61        0.1349%
------------ -------------- --------------------- ----------------------

    Total          695         $200,250,128.85      100.0000%

------------ -------------- --------------------- ----------------------

b) The following table sets forth information, as of the Cut-off
Date, with respect to the original principal balances of the Pool
1 Mortgage Loans:

----------------------- ----------- ------------------- ---------------
     ORIGINAL           # OF LOANS  AGGREGATE BALANCES  % OF POOL BY
     BALANCES                       AS OF CUT-OFF DATE   AGGREGATE BAL.
----------------------- ----------- ------------------- ---------------

     $ 0  -  207,000          2           $314,013.30       0.1568%
$207,001  -  250,000        268        $62,237,083.16      31.0797%
$250,001  -  300,000        226        $61,941,182.62      30.9319%
$300,001  -  350,000         96        $31,065,577.14      15.5134%
$350,001  -  400,000         51        $19,234,696.68       9.6053%
$400,001  -  450,000         19         $8,133,169.67       4.0615%
$450,001  -  600,000         28        $14,138,874.15       7.0606%
$600,001  -  650,000          5         $3,185,532.13       1.5908%
$650,001  - 1,000,000+        0                 $0.00       0.0000%

----------------------- ----------- ------------------- ---------------

       Total                695       $200,250,128.85     100.0000%

----------------------- ----------- ------------------- ---------------

The largest outstanding Pool 1 Mortgage Loan Scheduled Principal
Balance, as of the Cut-off Date, is $649,585.52.

The smallest outstanding Pool 1 Mortgage Loan Scheduled Principal
Balance, as of the Cut-off Date, is $143,013.30.

c) The following table sets forth information, as of the Cut-off
   Date, with respect to the years of origination of the Pool 1
   Mortgage Loans:

-------------------- ------------- --------------------- --------------------
YEAR OF ORIGINATION   # OF LOANS     AGGREGATE BALANCES   % OF POOL BY
                                     AS OF CUT-OFF DATE     AGGREGATE BALANCE
-------------------- ------------- --------------------- --------------------

       1990                1             $318,424.16          0.1590%
       1995                5           $1,669,505.65          0.8337%
       1996              689         $198,262,199.04         99.0073%
-------------------- ------------- --------------------- --------------------

       Total             695         $200,250,128.85        100.0000%
-------------------- ------------- --------------------- --------------------

d) The following table sets forth information, as of the Cut-off
Date, with respect to the Original Loan-to-Value ratios of the Pool 1 Mortgage Loans at origination:

---------------------- ------------- ---------------------  -------------------
    LOAN-TO-VALUE
 RATIO AT ORIGINATION    # OF LOANS  AGGREGATE BALANCES        % OF POOL BY
                                     AS OF CUT-OFF DATE     AGGREGATE BALANCE
---------------------- ------------- ---------------------- -------------------

    00.000  -   50.00         12          $4,303,135.28             2.1489%
    50.001  -   60.00         19          $5,716,730.37             2.8548%
    60.001  -   70.00         48         $14,262,742.59             7.1225%
    70.001  -   75.00         71         $23,311,992.60            11.6414%
    75.001  -   80.00        283         $84,476,865.75            42.1857%
    80.001  -   85.00         10          $2,627,775.13             1.3122%
    85.001  -   90.00        140         $38,079,023.05            19.0157%
    90.001  -   95.00        112         $27,471,864.08            13.7188%
    95.001  -  100.00          0                  $0.00             0.0000%

---------------------- ------------- ----------------------- -----------------

        Total                695        $200,250,128.85           100.0000%
---------------------- ------------- ----------------------- -----------------

e) The following table sets forth information, as of the Cut-off
   Date, with respect to the Mortgaged Properties securing the Pool 1 Mortgage Loans:

----------------------- ------------ --------------------- --------------------
 TYPE OF DWELLING       # OF LOANS    AGGREGATE BALANCES       % OF POOL
                                      AS OF CUT-OFF DATE   BY AGGREGATE BALANCE
----------------------- ------------ --------------------- --------------------

Single-family detached    650          $187,939,031.63          93.8522%
Single-family attached     20            $5,198,948.08           2.5962%
Condominium                15            $4,199,274.46           2.0970%
2 - 4 Family Units         10            $2,912,874.68           1.4546%

---------------------- ------------ --------------------- ---------------------

      Total               695          $200,250,128.85         100.0000%
---------------------- ------------ --------------------- ---------------------

f) The following table sets forth information, as of the Cut-off
Date, with respect to the occupancy status of the Mortgaged
Properties securing the Pool 1 Mortgage Loans as represented by mortgagors at origination:

---------------------- ------------ -------------------- ------------------
                       # OF LOANS   AGGREGATE BALANCES      % OF POOL BY
 OCCUPANCY                          AS OF CUT-OFF DATE   AGGREGATE BALANCE
---------------------- ------------ -------------------- ------------------

Owner Occupied           678         $195,503,123.70           97.6295%
Vacation                  12           $3,195,285.47            1.5956%
Investment                 5           $1,551,719.68            0.7749%

--------------------- ------------ -------------------- -------------------

  Total                  695         $200,250,128.85          100.0000%
--------------------- ------------ -------------------- -------------------

g) The following table sets forth information, as of the Cut-off
   Date, with respect to the geographic distribution of the Mortgaged Properties securing the Pool 1 Mortgage Loans:

-------------------- ----------------- ------------------- ----------
                                                             % OF
                                                            POOL BY
 STATE                  # OF LOANS     AGGREGATE BALANCES  AGGREGATE
                                       AS OF CUT-OFF DATE   BALANCE
-------------------- ----------------- ------------------- ----------
Alabama                       2              $482,100.60     0.2407%
Arizona                      24            $6,643,298.01     3.3175%
California                  270           $78,895,522.71    39.3986%
Colorado                     22            $5,892,480.21     2.9426%
Connecticut                   6            $2,248,738.09     1.1230%
Dist of Columbia              4            $1,058,143.73     0.5284%
Delaware                      2              $632,605.88     0.3159%
Florida                      22            $6,693,916.55     3.3428%
Georgia                      11            $2,995,596.19     1.4959%
Hawaii                        1              $514,306.58     0.2568%
Iowa                          1              $273,894.57     0.1368%
Idaho                         2              $545,430.56     0.2724%
Illinois                     14            $4,228,567.76     2.1116%
Indiana                       5            $1,441,112.08     0.7197%
Kentucky                      1              $233,854.56     0.1168%
Louisiana                     4            $1,182,255.50     0.5904%
Massachusetts                25            $7,440,184.35     3.7154%
Maryland                     40           $10,642,320.66     5.3145%
Michigan                      6            $1,712,911.82     0.8554%
Minnesota                     1              $227,863.27     0.1138%
Missouri                      2              $773,678.50     0.3864%
Mississippi                   2              $539,359.74     0.2693%
Montana                       1              $229,371.33     0.1145%
Nebraska                      2              $460,195.48     0.2298%
New Jersey                   43           $12,506,253.26     6.2453%
New Mexico                    3              $882,493.95     0.4407%
Nevada                        6            $1,494,508.44     0.7463%
New York                     23            $7,115,319.62     3.5532%
North Carolina               13            $3,990,177.95     1.9926%
Ohio                          3              $735,308.87     0.3672%
Oklahoma                      4            $1,419,027.34     0.7086%
Oregon                       15            $3,820,528.64     1.9079%
Pennsylvania                 18            $5,329,610.09     2.6615%
South Carolina                4            $1,238,619.52     0.6185%
Tennessee                     6            $2,132,377.27     1.0649%
Texas                        33            $8,763,291.17     4.3762%
Utah                          7            $1,934,086.65     0.9658%
Virginia                     30            $8,012,005.50     4.0010%
Vermont                       2              $550,920.62     0.2751%
Washington                   15            $4,337,891.23     2.1662%
--------------------- ----------------------------------- ------------
             Total          695          $200,250,128.85   100.0000%
--------------------- ----------------------------------- ------------

h) The following table sets forth information, as of the Cut-off
Date, with respect to the maturity dates of the Pool 1 Mortgage
Loans:

------------------- ---------- ------------------- ------------------
  YEAR OF MATURITY  # OF LOANS AGGREGATE BALANCES     % OF POOL BY
                               AS OF CUT-OFF DATE  AGGREGATE BALANCE
------------------- ---------- ------------------- ------------------

        2020              1          $318,424.16           0.1590%
        2021              1          $244,752.67           0.1222%
        2025              3        $1,148,921.42           0.5737%
        2026            690      $198,538,030.60          99.1451%
------------------- ---------- ------------------- ------------------

        Total           695      $200,250,128.85         100.0000%
------------------- ---------- ------------------- ------------------

The weighted average scheduled remaining term to maturity of the Pool 1 Mortgage Loans calculated as of the Cut-off Date is 358 months.

i) The following table sets forth information, as of the Cut-off
Date, with respect to the purpose of the Pool 1 Mortgage Loans:

--------------------- ----------- ------------------------ --------------------
                       # OF LOANS    AGGREGATE BALANCES      % OF POOL BY
  PURPOSE OF LOAN                     AS OF CUT-OFF DATE    AGGREGATE BALANCE
--------------------- ----------- ------------------------ --------------------

Purchase                549          $154,599,550.37          77.2032%
Rate Term/Refinance     111           $34,761,792.41          17.3592%
Cash-out Refinance       35           $10,888,786.07           5.4376%

-------------------- ----------   ------------------------  -------------------

   Total                695          $200,250,128.85         100.0000%
-------------------- ----------   ------------------------ --------------------

Pool 2

Pool 2 consists primarily of fixed-rate, fully-amortizing conventional Mortgage Loans (the "Pool 2 Mortgage Loans") evidenced by Mortgage Notes which have original maturities of 10 to 15 years and an aggregate outstanding Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $103,991,576.16.

The interest rates (the "Mortgage Rates") borne by the 320 Pool 2 Mortgage Loans conveyed by GECMSI range from 6.0000% to 9.7500% and the weighted average Mortgage Rate as of the Cut-off Date is 8.0427% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance of all Pool 2 Mortgage Loans as of the Cut-off Date). At origination, the principal balances of the Pool 2 Mortgage Loans ranged from $53,600.00 to $1,000,000.00 and, as of the Cut-off Date, the average outstanding Scheduled Principal Balance of the Pool 2 Mortgage Loans is $324,973.68 after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Pool 2 Mortgage Loan is September 1993, and the latest scheduled maturity date of any such Mortgage Loan is December 2011. The weighted average Loan-to-Original Value ratio of the Pool 2 Mortgage Loans is 72.5479%.

The Pool 2 Mortgage Loans have the following characteristics as of the Cut-off Date.

a) The following table sets forth information, as of the Cut-off
Date, with respect to the Mortgage Rates borne by the Pool 2
Mortgage Loans:
--------- ----------- --------------------- ---------------------------------
MORTGAGE  # OF LOANS    AGGREGATE BALANCES    % OF POOL BY AGGREGATE BALANCE
  RATES                 AS OF CUT-OFF DATE
--------- ----------- --------------------- ---------------------------------
 6.0000%       1              $63,120.09                     0.0607%
 6.3750%       1             $158,463.88                     0.1524%
 6.8750%       1             $304,042.50                     0.2924%
 7.1250%       3             $770,511.83                     0.7409%
 7.2500%       7           $1,893,972.66                     1.8213%
 7.3750%       6           $1,858,379.53                     1.7870%
 7.5000%      15           $4,903,831.36                     4.7156%
 7.6250%      15           $6,154,498.01                     5.9183%
 7.7500%      37          $11,940,293.94                    11.4820%
 7.8750%      47          $15,600,472.94                    15.0016%
 8.0000%      37          $12,760,201.19                    12.2704%
 8.1250%      30           $9,656,561.74                     9.2859%
 8.2500%      40          $12,721,863.18                    12.2336%
 8.3750%      31           $9,744,708.69                     9.3707%
 8.5000%      21           $7,042,949.02                     6.7726%
 8.6250%      12           $3,626,802.36                     3.4876%
 8.7500%       8           $2,755,362.98                     2.6496%
 8.8750%       4           $1,028,442.82                     0.9890%
 9.0000%       1             $219,827.56                     0.2114%
 9.1250%       1             $410,983.06                     0.3952%
 9.3750%       1              $63,984.05                     0.0615%
 9.7500%       1             $312,302.77                     0.3003%
--------- ----------- --------------------- ---------------------------------

  Total      320         $103,991,576.16                   100.0000%

--------- ----------- --------------------- ---------------------------------

b) The following table sets forth information, as of the Cut-off
Date, with respect to the original principal balances of the Pool
2 Mortgage Loans:

------------------------- ----------- ------------------- ---------------------
       ORIGINAL           # OF LOANS  AGGREGATE BALANCES     % OF POOL
       BALANCES                       AS OF CUT-OFF DATE    BY AGGREGATE BAL.
------------------------- ----------- ------------------- ---------------------

       $ 0  -  207,000          9           $803,475.89        0.7726%
  $207,001  -  250,000         77        $17,957,289.14       17.2680%
  $250,001  -  300,000         90        $25,013,557.28       24.0535%
  $300,001  -  350,000         53        $17,101,180.19       16.4448%
  $350,001  -  400,000         33        $12,676,346.11       12.1898%
  $400,001  -  450,000         22         $9,469,321.88        9.1059%
  $450,001  -  600,000         22        $11,118,622.10       10.6918%
  $600,001  -  650,000          9         $5,703,413.70        5.4845%
  $650,001  - 1,000,000+        5         $4,148,369.87        3.9891%

------------------------- ----------- ------------------- -------------------

         Total                320       $103,991,576.16      100.0000%
------------------------- ----------- ------------------- -------------------

The largest outstanding Pool 2 Mortgage Loan Scheduled Principal
Balance, as of the Cut-off Date, is $988,324.45.

The smallest outstanding Pool 2 Mortgage Loan Scheduled Principal
Balance, as of the Cut-off Date, is $44,763.83.

c) The following table sets forth information, as of the Cut-off
Date, with respect to the years of origination of the Pool 2
Mortgage Loans:

----------------------- ----------- ---------------------- --------------------
  YEAR OF ORIGINATION    # OF LOANS    AGGREGATE BALANCES   % OF POOL BY
                                       AS OF CUT-OFF DATE   AGGREGATE BALANCE
----------------------- ----------- ---------------------- --------------------

         1993                 1            $499,170.16           0.4800%
         1994                 2            $375,422.86           0.3610%
         1995                 5          $1,251,888.99           1.2038%
         1996               312        $101,865,094.15          97.9552%
----------------------- ----------- ---------------------- -------------------

         Total              320        $103,991,576.16         100.0000%
----------------------- ----------- ---------------------- -------------------

d) The following table sets forth information, as of the Cut-off
Date, with respect to the Original Loan-to-Value ratios of the Pool 2 Mortgage Loans at origination:

----------------------- ----------- ----------------------- -------------------
    LOAN-TO-VALUE
 RATIO AT ORIGINATION   # OF LOANS    AGGREGATE BALANCES        % OF POOL BY
                                      AS OF CUT-OFF DATE     AGGREGATE BALANCE
----------------------- ----------- ----------------------- -------------------

    00.000  -   50.00        21            $7,303,138.18             7.0228%
    50.001  -   60.00        25            $8,998,901.88             8.6535%
    60.001  -   70.00        53           $17,491,129.26            16.8198%
    70.001  -   75.00        43           $14,185,873.54            13.6414%
    75.001  -   80.00       140           $44,932,854.47            43.2082%
    80.001  -   85.00         6            $2,098,680.52             2.0181%
    85.001  -   90.00        23            $6,741,078.21             6.4823%
    90.001  -   95.00         9            $2,239,920.10             2.1539%
    95.001  -  100.00         0                    $0.00             0.0000%

----------------------- ----------- ----------------------- -------------------

        Total               320          $103,991,576.16           100.0000%
----------------------- ----------- ----------------------- -------------------

e) The following table sets forth information, as of the Cut-off
Date, with respect to the Mortgaged Properties securing the Pool
2 Mortgage Loans:

--------------------- --------------- -------------------- --------------------
  TYPE OF DWELLING     # OF LOANS     AGGREGATE BALANCES         % OF POOL BY
                                      AS OF CUT-OFF DATE      AGGREGATE BALANCE
--------------------- --------------- -------------------- --------------------

Single-family detached    293            $96,234,771.07            92.5409%
Single-family attached      4             $1,066,761.67             1.0258%
Condominium                18             $5,170,975.85             4.9725%
2 - 4 Family Units          5             $1,519,067.57             1.4608%

------------------------ ----------- -------------------- ---------------------

      Total               320           $103,991,576.16           100.0000%
------------------------ ----------- -------------------- ---------------------

f) The following table sets forth information, as of the Cut-off
Date, with respect to the occupancy status of the Mortgaged
Properties securing the Pool 2 Mortgage Loans as represented by mortgagors at origination:

--------------------------- ---------- ------------------- ------------------
                            # OF LOANS  AGGREGATE BALANCES    % OF POOL BY
           OCCUPANCY                    AS OF CUT-OFF DATE AGGREGATE BALANCE
--------------------------- ---------- ------------------- ------------------

Owner Occupied                 294         $96,972,232.08         93.2501%
Vacation                        23          $6,844,798.38          6.5821%
Investment                       3            $174,545.70          0.1678%

--------------------------- ---------- ------------------- ------------------

             Total             320        $103,991,576.16        100.0000%
--------------------------- ---------- ------------------- ------------------

g) The following table sets forth information, as of the Cut-off
Date, with respect to the geographic distribution of the Mortgaged Properties securing the Pool 2 Mortgage Loans:

------------ ------------ ----------------------- ------------------------
     STATE     # OF LOANS    AGGREGATE BALANCES      % OF POOL BY
                             AS OF CUT-OFF DATE    AGGREGATE BALANCE
------------ ------------ ----------------------- ------------------------
Alaska             1               $69,402.36             0.0667%
Alabama            2              $387,156.86             0.3723%
Arkansas           1              $252,858.56             0.2432%
Arizona           16            $5,475,045.85             5.2649%
California        58           $19,817,827.94            19.0569%
Colorado          15            $5,768,253.15             5.5468%
Connecticut        5            $1,902,329.35             1.8293%
Delaware           2              $707,782.40             0.6806%
Florida           18            $6,148,173.77             5.9122%
Georgia           13            $4,118,866.68             3.9608%
Hawaii             2            $1,044,128.24             1.0041%
Idaho              1              $234,631.44             0.2256%
Illinois          17            $4,941,044.31             4.7514%
Indiana            3              $870,885.75             0.8375%
Louisiana          2              $558,606.08             0.5372%
Maine              1              $297,196.33             0.2858%
Massachusetts     10            $2,465,826.24             2.3712%
Maryland          14            $4,343,966.45             4.1772%
Michigan           2              $587,137.10             0.5646%
Minnesota          6            $2,408,850.03             2.3164%
Mississippi        1              $267,314.33             0.2571%
Missouri           4            $1,207,466.80             1.1611%
North Carolina     5            $1,305,816.90             1.2557%
Nebraska           1              $278,340.18             0.2677%
New Hampshire      4            $1,000,999.43             0.9626%
New Jersey        15            $4,547,704.34             4.3731%
New Mexico         1              $375,800.35             0.3614%
Nevada             5            $1,967,644.13             1.8921%
New York          15            $4,484,173.60             4.3121%
Ohio               3              $794,930.74             0.7644%
Oklahoma           1              $260,000.00             0.2500%
Oregon             4            $1,172,903.66             1.1279%
Pennsylvania      10            $3,286,351.46             3.1602%
South Carolina     1              $236,000.00             0.2269%
South Dakota       1              $299,123.40             0.2876%
Tennessee          6            $1,702,520.39             1.6372%
Texas             33           $11,571,822.46            11.1277%
Utah               1              $231,649.19             0.2228%
Virginia          14            $4,368,389.29             4.2007%
Vermont            1              $222,743.43             0.2142%
Washington         4            $1,131,811.84             1.0884%
Wisconsin          1              $878,101.35             0.8444%
-------------- --------- ---------------------- ---------------------
         Total   320          $103,991,576.16           100.0000%
--------------- -------- ---------------------- ---------------------

h) The following table sets forth information, as of the Cut-off
Date, with respect to the maturity dates of the Pool 2 Mortgage
Loans:

------------------ ----------- -------------------- ---------------------
YEAR OF MATURITY   # OF LOANS   AGGREGATE BALANCES        % OF POOL BY
                                AS OF CUT-OFF DATE     AGGREGATE BALANCE
------------------ ----------- -------------------- ---------------------

      2006               5            $862,292.81              0.8292%
      2008               1            $499,170.16              0.4800%
      2009               1             $63,120.09              0.0607%
      2010               4            $842,300.73              0.8100%
      2011             309        $101,724,692.37             97.8201%

------------------ ----------- -------------------- ---------------------

      Total            320        $103,991,576.16            100.0000%
------------------ ----------- -------------------- ---------------------

The weighted average scheduled remaining term to maturity of the Pool 2 Mortgage Loans calculated as of the Cut-off Date is 176 months.

i) The following table sets forth information, as of the Cut-off
Date, with respect to the purpose of the Pool 2 Mortgage Loans:

--------------------- ------------ -------------------- -------------------
                      # OF LOANS    AGGREGATE BALANCES    % OF POOL BY
   PURPOSE OF LOAN                  AS OF CUT-OFF DATE  AGGREGATE BALANCE
-------------------   ------------ -------------------- -------------------

Purchase                 226           $72,351,650.34        69.5745%
Rate Term/Refinance       77           $25,490,611.17        24.5122%
Cash-out Refinance        17            $6,149,314.65         5.9133%

------------------- --------------- ------------------- ------------------

         Total           320          $103,991,576.16       100.0000%
------------------- --------------- ------------------- ------------------

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
         EXHIBITS.

1.1 The Underwriting Agreement dated as of April 24, 1995 and the related Terms Agreement dated as of December 19, 1996 for the Series 1996-17 Certificates between GE Capital Mortgage Services,
Inc. and PaineWebber Incorporated.

4.1 The Pooling and Servicing Agreement for the Series 1996-17
Certificates dated as of December 1, 1996 between GE Capital
Mortgage Services, Inc., as seller and servicer, and State Street
Bank and Trust Company, as trustee.

                            SIGNATURES





                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              GE Capital Mortgage Services, Inc.



                              By:       /s/ Syed W. Ali
                                 -------------------------------
                              Name:    Syed W. Ali
                              Title:   Vice President







Dated as of December 30, 1996

                            SIGNATURES





                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                GE Capital Mortgage Services, Inc.



                                By: _____________________________
                                Name:    Syed W. Ali
                                Title:   Vice President







Dated as of December 30, 1996

                          EXHIBIT INDEX




The exhibits are being filed herewith:


----------------- ---------------------------- -----------
 EXHIBIT NO.         DESCRIPTION                   PAGE
----------------- ---------------------------- -----------

  1.1             The Underwriting Agreement
                  dated as of April 24, 1995
                  and the related Terms
                  Agreement dated as of
                  December 19, 1996
                  between GE Capital
                  Mortgage Services,
                  Inc. and PaineWebber
                  Incorporated.

                  The Pooling and
                  Servicing Agreement
                  for the Series for
                  the Series 1996-17
                  Certificates dated as
                  of December 1, 1996
                  between GE Capital
                  Mortgage Services,
4.1               Inc., as seller and
                  servicer, and State
                  Street Bank and Trust
                  Company, as trustee.

----------------- --------------------------- ------------